Exhibit 99.1

1 Letter to Our Shareholders Q3 2025 Dear Shareholders, We had a record third quarter with more than $7 million in revenue – more than 100% growth over the second quarter. Our All-in-on-AI strategy is working remarkably. Today, I want to highlight some of the successes we’ve seen with this strategy and what it means for the future. We reached a major milestone this quarter that we expect to have far-reaching consequences across the revenue machine we described in detail during our last call. That milestone was the release of our latest version of Molecular Universe, MU-1.0. MU-1.0 is a powerful and complete end-to-end AI4Science workflow that includes 5 features: “Ask”, an agentic LLM with access to what we believe is the world’s largest database of battery-relevant literature; “Search” and “Formulate”, which we believe are the world’s largest databases of battery-relevant molecule and formulation-level properties enabled by GPU-accelerated quantum mechanics computation and machine learning-accelerated property prediction; and “Design” and “Predict”, chemistry-specific and chemistry-agonistic machine learning models that, respectively, can accurately predict battery state of health and end of life. Due to the popularity of the Enterprise tier, we also launched three sub-tiers within Enterprise to provide greater value to more Enterprise users. In addition to cloud-based Molecular Universe, we expect to launch on-premise Molecular Universe, providing greater data security to more Enterprise users. This new on-premise capability, which we will be describing in more detail in the coming months, addresses specific security and privacy needs of the world’s largest battery makers, and it will unlock a greater share of our addressable market. We are incorporating MU-1.0’s “Ask”, “Design”, and “Predict” into our ESS products deployed by UZ Energy around the world to collect data for on-site model training. This unprecedented ability for safety and health prediction, combined with reduced maintenance costs, truly helps differentiate our products and attract new customers. Since we completed the acquisition of UZ in mid-September, our ESS revenue has been growing and is already responsible for approximately 45% of our third quarter revenue. We are very excited about the revenue potential of deploying Molecular Universe to enhance our ESS products. MU-1.0’s “Ask”, “Search”, and “Formulate” are also helping our users identify several new electrolyte materials that we are commercializing. These include: To supply these materials discovered by Molecular Universe to our customers, we recently entered into a Joint Venture agreement with Hisun New Energy Materials, a leading electrolyte manufacturer with Improved low temperature rate performance of LiFePO4 Li-ion cells for ESS applications Improved cycle life for 12% silicon Li-ion cells for EV applications Improved cycle life for Li-Metal and 100% silicon Li-ion for drones and UAM applications, and many more 1. 3. 2.

2 Letter to Our Shareholders Q3 2025 150,000 tons of annual capacity to contract manufacture these materials so we stay capex-light, laying the groundwork for exciting revenue growth in the coming quarters. Another revenue opportunity we expect to grow in 2026 and beyond is in drones. A dependable supply chain of high-energy density pouch cells is extremely rare and critical to the development of the American drones industry. To better address this burgeoning market, we are leveraging our Chungju, South Korea cell factory, incorporating the latest material discoveries from Molecular Universe to meet customer demands. In terms of potential revenue from EVs, we completed B-sample line site acceptance testing this summer with one auto OEM. As a result, in 2026, we expect to start commercial supply of electrolyte materials and partner with them for cell production. Overall, it is hard for us to comprehend a more consequential period than what we have experienced over the past two quarters – particularly as it relates to delivering on the goals we outlined coming into this year. For instance, we noted we wanted to break into the ESS market in a major way. Now we’ve done so with the acquisition of UZ Energy, and the acquisition has already delivered significant revenue in 2025. We launched three versions of Molecular Universe this year. The discoveries that we and our customers have made thus far have accelerated our push into materials to supply them through the Hisun JV. We’ll have more to share on our fourth quarter call about how we expect 2026 to shape up for us, but we expect success to look like a hardware-software integrated platform with multi-prong and multi-revenue streams. As Molecular Universe, a complete AI4Science workflow SaaS platform, accelerates innovation across all battery chemistries, we are working with our JV partners to provide a dependable hardware supply chain for the cells developed from Molecular Universe. We are excited about the revenue growth potential brought by Molecular Universe and will continue to assemble the best talent, data and compute resources needed to build AI4Science for energy transition. Lastly, I want to express my gratitude for our teams who are working super hard to make all of this happen, and thanks to all of you for being on this journey with us. Just as AI4Science is completely changing other industries, Molecular Universe is now transforming all battery chemistries across all applications.

3 Letter to Our Shareholders Q3 2025 Financial Outlook Revenue for the third quarter was $7.1 million, representing a $3.6 million, or 102%, increase from the previous quarter. Our Q3 revenue was approximately a 55%-45% split between our service revenue from our automotive OEM customers to develop AI-enhanced Li-Metal and Li-ion battery materials for EV applications, and product revenue primarily from UZ Energy’s energy storage system sales. For the full-year 2025, we are updating our revenue guidance to a range of $20 million to $25 million due to UZ’s contribution going forward. Gross margins were 51% for the third quarter, which is a combination of 78% gross margin from service revenue and 15% gross margin from product revenue. As a reminder, with UZ Energy now part of SES AI, we expect gross margin variation from quarter to quarter as our service and product revenue mix will fluctuate. Our GAAP net loss for the third quarter was $20.9 million, or negative $0.06 per share. In Q2 2025, our GAAP net loss was $22.7 million or negative $0.07 per share. As of September 30, we had 365 million class A and class B shares outstanding, which were down 1.3 million from the prior quarter mainly due to the share repurchases we executed during the third quarter. In the third quarter we repurchased and cancelled 1,340,656 Class A shares for a total investment of $1.6 million, or roughly $1.20 per share. We utilized $14.3 million in cash for operations in the third quarter and exited the third quarter with a strong liquidity position of $214 million. We closed the UZ Energy acquisition in September and recognized some UZ revenue during the third quarter. We see a tremendous opportunity to grow the UZ business from approximately $10 million to $15 million in projected full-year 2025 revenue, to exponentially larger growth in the coming years as we execute our go-to-market strategy to gain market share in the $300 billion global ESS market. When we report Q4 earnings, we expect to provide a more definitive outlook on how we see the full-year 2026 revenue growth shaping up from UZ’s growth in ESS, SaaS subscriptions from MU, contributions from the Hisun JV, and the potential for the start of commercial production of electrolyte and/or battery cells from automotive OEMs, drones and robotics. The potential growth of these revenue streams, which all have different margin profiles, will be much larger than what we have experienced in 2025, but the growth isn’t linear from quarter to quarter, and the margins can vary from quarter to quarter as well. Looking ahead, we remain focused on executing our strategy. We are continuing to grow our top line while remaining financially disciplined. With substantial liquidity, we are well positioned for sustainable growth and long-term success. Qichao Hu Founder, CEO and Chairman Jing Nealis Chief Financial Officer

4 Letter to Our Shareholders Q3 2025 SES AI Corporation Condensed Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share amounts) September 30, 2025 December 31, 2024 Assets Current Assets Cash and cash equivalents $ 35,274 $ 128,796 Short-term investments 178,736 133,748 Accounts receivable 3,373 950 Inventories 3,658 212 Prepaid expenses and other assets 9,321 13,198 Total current assets 230,362 276,904 Property and equipment, net 30,952 38,165 Goodwill 12,617 — Intangible assets, net 2,874 1,217 Right-of-use assets, net 8,250 9,927 Deferred tax assets 1,371 1,335 Other assets, non-current 2,341 2,237 Total assets $ 288,767 $ 329,785 Liabilities and Stockholders’ Equity Current Liabilities Accounts payable $ 4,780 $ 1,901 Operating lease liabilities 2,262 2,585 Deferred consideration, current 4,361 — Accrued expenses and other current liabilities 16,603 18,329 Total current liabilities 28,006 22,815 Sponsor Earn-Out liabilities 6,949 9,472 Operating lease liabilities, non-current 6,194 7,977 Unearned government grant 9,251 8,606 Deferred consideration, non-current 7,337 — Other liabilities, non-current 2,829 2,605 Total liabilities 60,566 51,475 Stockholders’ Equity Common stock: Class A shares, $0.0001 par value, 2,100,000,000 shares authorized; 321,127,160 and 317,676,034 shares issued and outstanding as of September 30, 2025, and December 31, 2024, respectively; Class B shares, $0.0001 par value, 200,000,000 shares authorized; 43,881,251 shares issued and outstanding as of September 30, 2025, and December 31, 2024, respectively 36 36 Additional paid-in capital 586,200 579,378 Accumulated deficit (354,874) (298,871) Accumulated other comprehensive loss (3,161) (2,233) Total stockholders' equity 228,201 278,310 Total liabilities and stockholders' equity $ 288,767 $ 329,785

5 Letter to Our Shareholders Q3 2025 SES AI Corporation Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, (in thousands, except share and per share amounts) 2025 2024 2025 2024 Revenue from contracts with customers: Revenue $ 7,118 $ — $ 16,438 $ — Cost of revenues 3,482 — 5,645 — Gross profit 3,636 — 10,793 — Operating expenses: Research and development 15,625 24,438 55,222 51,260 General and administrative 6,660 9,779 20,500 28,855 Total operating expenses 22,285 34,217 75,722 80,115 Loss from operations (18,649) (34,217) (64,929) (80,115) Other income (expense): Interest income 2,274 3,665 7,311 11,822 (Loss) Gain on change in fair value of Sponsor Earn-Out liabilities (3,913) 1,001 2,523 3,287 Miscellaneous expense, net (740) (497) (344) (203) Total other (expense) income, net (2,379) 4,169 9,490 14,906 Loss before income taxes (21,028) (30,048) (55,439) (65,209) Benefits from (provision for) income taxes 108 (138) (564) (431) Net loss (20,920) (30,186) (56,003) (65,640) Other comprehensive (loss) income, net of tax: Foreign currency translation adjustment (695) 729 (931) 179 Unrealized gain on short-term investments 78 445 3 87 Total other comprehensive (loss) income, net of tax (617) 1,174 (928) 266 Total comprehensive loss $ (21,537) $ (29,012) $ (56,931) $ (65,374) Net loss per share attributable to common stockholders: Basic and diluted $ (0.06) $ (0.09) $ (0.17) $ (0.20) Weighted-average shares outstanding: Basic and diluted 331,335,411 322,032,894 330,807,919 320,557,892

6 Letter to Our Shareholders Q3 2025 SES AI Corporation Condensed Consolidated Statements of Cash Flows (Unaudited) Nine Months Ended September 30, (in thousands) 2025 2024 Cash Flows From Operating Activities Net loss $ (56,003) $ (65,640) Adjustments to reconcile net loss to net cash used in operating activities: Gain from change in fair value of Sponsor Earn-Out liabilities (2,523) (3,287) Stock-based compensation 8,864 16,097 Depreciation and amortization 7,671 5,893 Loss on disposal of fixed assets 616 — Accretion income from available-for-sale short-term investments (2,421) (5,988) Other 425 (997) Changes in operating assets and liabilities: Receivable from related party — 1,348 Accounts receivable (1,283) — Inventories 368 237 Prepaid expenses and other assets (5,419) (3,674) Right-of-use assets 1,913 2,395 Accounts payable 178 (354) Lease liabilities (2,356) 2,823 Accrued expenses and other liabilities 2,015 (2,647) Net cash used in operating activities (47,955) (53,794) Cash Flows From Investing Activities Purchases of property and equipment (2,146) (11,973) Acquisition of business, net of cash acquired 795 — Proceeds from the sale of short-term investments 4,997 — Purchase of short-term investments (194,798) (188,873) Proceeds from the maturities of short-term investments 147,448 235,000 Net cash (used in) provided by investing activities (43,704) 34,154 Cash Flows From Financing Activities Repurchase and retirement of Class A common stock (1,605) — Payments for taxes withheld to cover vested restricted stock (418) — Proceeds from stock option exercises 13 378 Net cash (used in) provided by financing activities (2,010) 378 Effect of exchange rates on cash 177 (291) Net decrease in cash, cash equivalents and restricted cash (93,492) (19,553) Cash, cash equivalents and restricted cash at beginning of period 129,395 86,966 Cash, cash equivalents and restricted cash at end of period $ 35,903 $ 67,413 Supplemental Cash and Non-Cash Information: Income taxes paid $ — $ 260 Accounts payable and accrued expenses related to purchases of property and equipment $ 937 $ 2,438 Deferred consideration payable for acquisition $ 11,698 $ — Operating lease liabilities arising from obtaining right-of-use assets $ — $ 12

7 Letter to Our Shareholders Q3 2025 Forward-Looking Statements This letter contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “focus,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” “project” and “pursue” or the negative of these terms or similar expressions. These statements are based on the beliefs and assumptions of the management of the Company. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot provide assurance that it will achieve or realize these plans, intentions or expectations. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to, among other things, risks related to the integration of Shenzhen UZ Energy Co. Ltd. and its related entities (“UZ Energy”) operations into the business of the Company, risks related to the development and commercialization of SES AI’s battery technology and the timing and achievement of expected business milestones, risks relating to the uncertainty of achieving and maintaining profitability, the ability of SES to integrate its products into electric vehicles and Urban Air Mobility, drones, energy storage systems, robotics and other applications, the risk that the market for SES AI’s AI-based services, including Molecular Universe, is still emerging, and such programs may not achieve the growth potential SES AI expects, risks related to the elimination of, or uncertainty regarding government and economic incentives or subsidies available to us, end-users or OEMs, risks related to changes in U.S. and foreign government policy, including imposition or increase in tariffs and changes to existing trade agreements, risks related to our dependence on third parties for component and product manufacturing, risks related to the demand for our energy storage system products and other factors described in our filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents that we have filed, or that we will file, with the SEC. Any forward-looking statements made by us in this letter speak only as of the date on which they are made and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.